UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 25, 2023
(Date of earliest event reported)
_________________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)
__________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices, including zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

NAUTILUS, INC.
FORM 8-K

Item 1.01	Entry into Material Definitive Agreement.

Entry into New Term Loan Facility

On April 25, 2023, Nautilus, a Washington corporation (the “Company”), entered into an amendment (the “Term Loan Amendment”) by and among the Company, certain of its subsidiaries, Crystal Financial LLC (d/b/a SLR Credit Solutions), a Delaware limited liability company, as administrative agent (“SLR”) and the lenders party thereto, which amended the Company’s existing Term Loan Credit Agreement, dated as of November 30, 2022 (the “Existing Term Loan Credit Agreement” and, as amended by the Term Loan Amendment, the “Term Loan Credit Agreement”), by and among the Company, certain of its subsidiaries, SLR and the lenders party thereto. Capitalized terms used but not defined in this section of this report have the meanings ascribed to such terms in the Term Loan Credit Agreement.

The Term Loan Amendment will permit the Company to enter into certain asset disposition transactions (the “Specified Transactions”) and a license amendment transaction (the “License Amendment Transaction”), subject to satisfaction of the terms and conditions set forth therein. In connection therewith, the minimum excess Availability covenant will step-down from the greater of: $10 million and 12.5% of the Combined Line Cap, to the greater of: (a) $9 million and 12.5% of the Combined Line Cap after the consummation of the first Specified Transaction and (b) $7 million and 12.5% of the Combined Line Cap after the consummation of each subsequent Specified Transaction. The Company will prepay certain Obligations under the Term Loan Credit Agreement with the Net Cash Proceeds received from the consummation of the Specified Transactions and the License Amendment Transaction.

Other than as specifically provided in the Term Loan Amendment, the Term Loan Amendment had no effect on any schedules, exhibits or attachments to the Term Loan Credit Agreement and the Guaranty and Security Agreements related to the Term Loan Credit Agreement remain in effect.

This description of the Term Loan Amendment is a summary only and qualified in its entirety by reference to the text of the Term Loan Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending March 31, 2023.

Amendment to Existing ABL Credit Agreement

On April 25, 2023, the Company entered into an amendment (the “ABL Amendment”) by and among the Company, Wells Fargo Bank, National Association, a national association, as agent (“Wells Fargo”) and the lenders party thereto, which amended the Company’s existing Credit Agreement, dated as of January 31, 2020 (the “Existing ABL Credit Agreement” and, as amended by the ABL Amendment, the “ABL Credit Agreement”), by and among the Company, Wells Fargo and the lenders party thereto. Capitalized terms used but not defined in this section of this report have the meanings ascribed to such terms in the ABL Credit Agreement.

The ABL Amendment will permit the Company to enter into the Specified Transactions and the License Amendment Transaction, subject to satisfaction of the terms and conditions set forth therein. In connection therewith, the minimum excess Availability covenant will step-down from the greater of: $10 million and 12.5% of the Combined Line Cap, to the greater of: (a) $9 million and 12.5% of the Combined Line Cap after the consummation of the first Specified Transaction and (b) $7 million and 12.5% of the Combined Line Cap after the consummation of each subsequent Specified Transaction. In addition, the ABL Amendment will reduce the maximum revolving loan commitment amount from $100 million to $60 million.

Other than as specifically provided in the ABL Amendment, the ABL Amendment had no effect on any schedules, exhibits or attachments to the ABL Credit Agreement and the Guaranty and Security Agreement related to the ABL Credit Agreement remains in effect.

This description of the ABL Amendment is a summary only and qualified in its entirety by reference to the text of the ABL Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending March 31, 2023.

Item 2.02 Results of Operations.

On May 2, 2023, the Company issued a press release announcing its preliminary financial results for the three and twelve-months ended March 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 2.02 and in the exhibit attached hereto as Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly stated by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of the Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 2, 2023, the Company issued a press release providing updates regarding its previously announced strategic review process, which is intended to evaluate opportunities for the Company to accelerate transformation and enhance shareholder value. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 and in the exhibit attached hereto as Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly stated by specific reference in such filing.

Forward-Looking Statements

This report includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including: statement regarding the exploration of strategic opportunities and whether those opportunities could accelerate transformation and enhance shareholder value; projected, targeted or forecasted financial and operating results and capital expenditures, including but not limited to net sales growth rates, gross margins, operating expenses, operating margins; anticipated demand for the Company's new and existing products; statements regarding the Company's prospects, resources or capabilities; planned investments, strategic initiatives and the anticipated or targeted results of such initiatives; the effects of the COVID-19 pandemic on the Company’s business; and planned operational initiatives and the anticipated cost-saving results of such initiatives. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause Nautilus, Inc.’s actual expectations to differ materially from these forward-looking statements also include: weaker than expected demand for new or existing products; our ability to timely acquire inventory that meets our quality control standards from sole source foreign manufacturers at acceptable costs; risks associated with current and potential delays, work stoppages, or supply chain disruptions, including shipping delays due to the severe shortage of shipping containers; an inability to pass along or otherwise mitigate the impact of raw material price increases and other cost pressures, including unfavorable currency exchange rates and increased shipping costs; experiencing delays and/or greater than anticipated costs in connection with launch of new products, entry into new markets, or strategic initiatives; our ability to hire and retain key management personnel; changes in consumer fitness trends; changes in the media consumption habits of our target consumers or the effectiveness of our media advertising; a decline in consumer spending due to unfavorable economic conditions; risks related to the impact on our business of the COVID-19 pandemic or similar public health crises; softness in the retail marketplace; availability and timing of capital for financing our strategic initiatives, including being able to raise capital on favorable terms or at all; changes in the financial markets, including changes in credit markets and interest rates that affect our ability to access those markets on favorable terms and the impact of any future impairment. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	Nautilus, Inc. press release dated May 2, 2023.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

May 2, 2023	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer
(Principal Financial Officer)